SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ______________________________
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2004


                       Structured Obligations Corporation
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


 Delaware                            001-32014            13-3741177
 ------------------------------      ---------------      ---------------------
(State or other jurisdiction of     (Commission File     (IRS Employer
 incorporation or organization)      Number)              Identification Number)

 270 Park Avenue, New York, New York                                       10013
 -------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

 Registrant's telephone number including area code (212) 834-6000.
                                                    -------------

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          The issuers of the underlying securities, or guarantors thereof, or successors, thereto, as applicable, are subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuers of the underlying securities, or guarantors thereof, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Obligations Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Obligations Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuers of the underlying securities, or guarantors thereof, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               1. Trustee's Report with respect to the February 17, 2004 Distribution Date for the Select Notes Trust LT 2003-4

Item 8.   Change in Fiscal Year

          Not Applicable.

Item 9.   Regulation FD Disclosure

          Not Applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                            By:  /s/  Chadwick S. Parson
                                               ---------------------------------
                                               Name:  Chadwick S. Parson
                                               Title: President




February 24, 2004

EXHIBIT INDEX


Exhibit                                                                     Page
-------                                                                     ----


   1      Trustee's  Report with respect to the February 17, 2004            5
          Distribution Date for the Select Notes Trust LT 2003-4

                                                    Exhibit  1

To the Holders of:
Select Notes Trust LT 2003-4
Long Term Certificates  Series 2003-4
*CUSIP:  81619PAD9

U.S. Bank Trust National Association, as Trustee for the Select Notes Trust LT 2003-4 (the "Trust"), hereby gives notice with respect to Interest Period commencing on the day after January 15, 2004 to and including February 15, 2004 (the "Interest Period") in respect of the February 17, 2004 Interest Distribution Date (the "Interest Distribution Date") as follows:

1. The amount of interest received by the Trust during the Interest Period is as set forth below (each Certificate holder's pro rata portion of this amount is the amount to be included in such Certificate holder's Form
     1099).
                                  $334,432.28

     a. Per certificate held amount of interest income to be included in Form 1099 for the year ending December 31, 2004 is set forth below.
                                   $6.541143

2. The total of all interest distributed to Certificate holders during the Interest Period is set forth below.
                                  $251,376.88

3. The amount of advances made to the Trustee on the Interest Distribution Date $0.00

4. The total amount of advances repaid to the Advancing Party during the Interest Period is $83,026.00

5.   The net total of repayments made during the Interest Period
                                   $83,026.00

     a. The net total amount owed by the Trust to the Advancing Party as of the Close of business on the Distribution Date is set forth below.
                                  $578,089.07

6. The total amount of interest expense paid to the Advancing Party on the Interest Distribution Date is set forth below (each Certificate holders pro rata portion of this amount should be included in a footnote to such Certificate holder's Form 1099 indicating that such amount should constitute investment indebtedness interest, which can be deducted by non-corporate taxpayers to the extent of such net investment income).
                                     $0.00

     a. Per certificate held amount of interest expense to be included in Form 1099 for the year ending December 31, 2004 is set forth below.
                                     $0.000

7. At the close of business on the Interest Distribution Date, there were 51,127.5 Certificates outstanding.

8. Payments made on Underlying Securities during the Interest period are as set forth below.

-------------------- --------------------------------------------------------------------- ----------- ----------------
Payment Date         Description of Underlying Security                                    Principal   Interest
-------------------- --------------------------------------------------------------------- ----------- ----------------
     1/18/2004       DaimlerChrysler NA 8.50% due January 18, 2031                           $0.00       $114,041.66
-------------------- --------------------------------------------------------------------- ----------- ----------------
    02/15/2004       Goldman Sachs Group 6.125% due February 15, 2033                        $0.00      $102,84 8.96
-------------------- --------------------------------------------------------------------- ----------- ----------------
    02/15/2004       G E Global Insurance 7% due February 15, 2026                           $0.00       $117,541.66
-------------------- --------------------------------------------------------------------- ----------- ----------------


U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.